SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement               [_] Confidential, For Use of the
Commission Only                               (As Permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        AMERICAN TECHNOLOGIES GROUP, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        AMERICAN TECHNOLOGIES GROUP, INC.
                           1017 South Mountain Avenue
                           Monrovia, California 91016

                             NOTICE TO STOCKHOLDERS

To all Stockholders of AMERICAN TECHNOLOGIES GROUP INC.:

     Notice is hereby given that a Special Meeting of Stockholders (the "Special Meeting") of American Technologies Group, Inc., a Nevada corporation (the "Company" or "ATG"), will be held at the Capitol Hilton, 16th & K Streets, N.W., Massachusetts Room, Washington, D.C., on Friday, June 15, 2001, beginning at 10:00 a.m. Eastern Standard Time. The Special Meeting will be held for the following purpose:

     1. To amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 100,000,000 shares to 250,000,000 shares.

     2. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

     May , 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any postponements or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Special Meeting.

     We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Special Meeting either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Special Meeting.

     STOCKHOLDERS UNABLE TO ATTEND THE SPECIAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

         By order of the Board of Directors of the Company.

                                                     /s/ LAWRENCE J. BRADY
                                                         ---------------------
                                                         Lawrence J. Brady,
                                                         Chairman of Board and
                                                         Chief Executive Officer


Monrovia, California
May   , 2001

                        AMERICAN TECHNOLOGIES GROUP, INC.
                           1017 South Mountain Avenue
                           Monrovia, California 90106

                                 PROXY STATEMENT

General

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Technologies Group, Inc., a Nevada corporation (the "Company"), for use at the Special Meeting of Stockholders (the "Special Meeting") to be held at the Capitol Hilton, 16th & K Streets, N.W., Massachusetts Room, Washington, D.C. at 10:00 a.m., Eastern Standard Time, on Friday, June 15, 2001, and any postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Special Meeting. The telephone number of the Company is (626) 357-5000 and its facsimile number is (626) 357-4464. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about May , 2001.

                             RECORD DATE AND VOTING

         May , 2001 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting, and any postponements or adjournments thereof. As of the Record Date, there were [49,239,778] shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), issued and outstanding and [378,061] shares of Series A Convertible Preferred Stock (the "Preferred Stock") issued and outstanding. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present.

         Each share of Common Stock and each share of Preferred Stock issued and outstanding on the Record Date is entitled to one vote on any matter presented for consideration and action by the stockholders at the Special Meeting. With respect to all matters, the affirmative vote of a majority of the shares of the outstanding shares of capital stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders.

         Unless otherwise instructed, proxies solicited by the Company will be voted "FOR" the approval of the amendment to the Company's certificate of incorporation to increase the authorized number of shares of Common Stock from 100,000,000 to 250,000,000.

         A stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a subsequent proxy, or by attending the Special Meeting and voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy card.

         The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by personal solicitation by the Directors, officers or employees of the Company. No additional compensation will be paid to Directors, officers or employees for such solicitation.

                                 PROPOSAL NO. 1

   AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF SHARES
       OF AUTHORIZED COMMON STOCK FROM 100,000,000 TO 250,000,000 SHARES

         The Board of Directors has approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000. There were 49,239,778 shares of Common Stock outstanding as of the Record Date. In addition to the shares of Common Stock outstanding, we have options and warrants outstanding to purchase an aggregate of [ ] shares of Common Stock as of the Record Date.

         In addition, from September 2000 to May 2001, the Company issued an aggregate of $1,250,000 of convertible notes to four investors, pursuant to a subscription agreement dated September 5, 2000. The subscription agreement entitles the Company to issue and sell up to $5,000,000 principal amount of 8% convertible notes from time to time during a three-year period following the effective date of a registration statement covering the resale of the underlying securities. Of the $1,250,000 of convertible notes, an aggregate of $32,500 was converted into 1,208,000 shares of Common Stock. Based upon the current price of the Company's Common Stock, the Company would be required to issue up to approximately 87,000,000 shares of Common Stock, if all of the remaining convertible notes were converted. The amount will increase with decreases in the market price of the Common Stock and decrease with increases in the market price of the Common Stock. In connection with the sale of the convertible notes, the Company is required to issue to a finder warrants to purchase Common Stock at the approximate market value on the date of the sale of the related convertible notes.

         Under the subscription agreement, the Company has the right to require the subscribers, subject to satisfaction of a number of conditions, to purchase additional convertible notes. A call on the subscribers to purchase additional convertible debentures is called a put. In order to invoke a put right, the Company must have an effective registration statement on file with the SEC registering the resale of the Common Stock which may be issued as a consequence of the conversion of the convertible notes issued upon exercise of that put right. The principal amount of convertible notes sold in a put may not exceed a limit based on the price of the Common Stock and the average daily reported trading volume during the twenty calendar days preceding the delivery of the put notice.

         The conversion price for the first $900,000 of convertible notes is the lower of (i) $0.06775 and (ii) 80% of the average of the three lowest closing bid prices during the 90 trading days prior to the conversion of the convertible notes. The conversion price for the next $1,100,000 of convertible notes is the lower of (i) the average of (a) $0.06775 and (b) 75% of the average of the three lowest closing bid prices during the fifteen trading days prior to the issuance of the convertible notes, and (ii) 80% of the average of the three lowest closing bid prices during the 90 trading days prior to the conversion of the convertible notes. The conversion price for the final $3,000,000 of convertible notes is 82% of the average of the three lowest closing bid prices during the 10 trading days prior to the conversion of the convertible notes if the average is greater than $0.35, otherwise, the conversion price is 75% of the average.

     The subscribers' obligation to acquire and pay for any notes with respect to any particular put is subject to certain conditions precedent, including:

o    A registration statement must be effective;
o Trading of the Common Stock must not have been suspended, and our Common Stock must continue to be listed on its principal market;

o The average trading volume for the Common Stock over the previous 22 trading days must equal or exceed 150,000 shares per trading day and the closing price for each such day must be not less than $0.25.

         In connection with the purchase of $400,000 of convertible notes by two of the subscribers, the requirement that a registration statement is effective and that the closing price of our Common Stock is not less than $0.25 per share were waived.

         The issuance of all of the shares of Common Stock issuable upon exercise of all warrants and options and conversion of debentures and notes at current market prices would exceed the number of shares that the Company is currently authorized to issue. Accordingly, the Company is seeking to increase the number of authorized shares of Common Stock to 250,000,000 in order to accommodate the total number of shares that the Company could be required to issue and to provide the Company greater flexibility with respect to our capital structure for such purposes as additional equity financing, and stock based acquisitions.

         Having a substantial number of authorized but unissued shares of Common Stock that are not reserved for specific purposes will allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of shareholders for the purpose of approving an increase in our capitalization. The issuance of additional shares of Common Stock may, depending upon the circumstances under which such shares are issued, reduce shareholders' equity per share and may reduce the percentage ownership of Common Stock by existing shareholders. It is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of shares of Common Stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of the company and its shareholders.

         When issued, the additional shares of Common Stock authorized by the amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. Holders of Common Stock have no preemptive rights and, accordingly, shareholders would not have any preferential rights to purchase any of the additional shares of Common Stock when such shares are issued.

                           Price Range of Common Stock

         The Common Stock is traded in the over-the-counter market and has been quoted on the National Association of Securities Dealers Automated Quotation System since August 24, 1994, under the symbol "ATEG." The following quotations represent interdealer prices, without retail mark-ups, mark-downs, or commissions, and may not represent actual transactions.

                                 PERIOD                                   HIGH BID               LOW BID
                                 ------                                   --------               -------
August 1, 1998 - October 31, 1998                                         $   1.47               $   0.38
November 1, 1998 - January 31, 1999                                       $   0.86               $   0.55
February 1, 1999 - April 30, 1999                                         $   0.80               $   0.27

                                       3

May 1, 1999 - July 31, 1999                                               $   0.88               $   0.23
August 1, 1999 - October 31, 1999                                         $   0.48               $   0.22
November 1, 1999 - January 31, 2000                                       $   0.91               $   0.20
February 1, 2000 - April 30, 2000                                         $   0.63               $   0.20
May 1, 2000 - July 31, 2000                                               $   0.28               $   0.13
August 1, 2000 -October 31, 2000                                          $   0.20               $   0.08
November 1, 2000 - January 31, 2001                                       $   0.16               $   0.04
February 1, 2001 - April 30, 2001                                         $   0.09               $   0.017

Holders

         We have only one class of common equity, the common stock. As of April 30, 2001, there were 998 record holders of the Common Stock.


                          RECOMMENDATION OF THE BOARD:
                           ---------------------------

     THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information as of April 30, 2001 concerning the ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) each of the directors of the Company, and (iii) all directors and executive officers of the Company as a group:

Name and Address                        Amount and Nature of Beneficial Ownership (1)             Percent of Class
----------------                        ---------------------------------------------             ----------------


Gaines P. Campbell, Jr.                               7,011,034   (2)                                    12.2
1341 Birmingham Highway
Chattanooga, TN  37419

Keshet L.P. (3)                                      12,000,000   (2)                                    19.6 (4)

The Keshet Fund L.P. (3)                              5,500,000   (2)                                    10.0 (4)

Lawrence J. Brady (5)                                 1,643,000   (6)                                     2.7

Charles McCarthy (5)                                    295,000   (7)                                       *

William Odom (5)                                        265,000   (8)                                       *

Alan Brooks (5)                                         225,000   (9)                                       *

Lawrence Pressler (5)                                   225,000   (9)                                       *

Lawrence Schad (5)                                    2,000,400  (10)                                     3.9

All officers and                                      4,366,400                                           8.4
directors as a group
(5 people) (6) (7) (8) (9) (10)
--------------------------------

*  Less than 1 percent.

(1) Except as reflected below, each of the persons included in the table has sole voting and investment power over the shares respectively owned, subject to the rights of spouses under applicable community property laws.

(2) These shares are issuable upon conversion of debentures or notes or upon the exercise of options or warrants.

(3) The address of each of these parties is Ragnall House, 18 Peel Road, Douglas, Isle of Man, 1M1 4L2 United Kingdom.

(4) Under the terms of the subscriptions agreements with these parties, they cannot own more than 9.99% of our outstanding shares of Common Stock at any time.

(5) The address of each of these persons is c/o ATG, 1017 South Mountain Ave., Monrovia, CA 91016.

(6)  Includes 1,375,000 shares issuable upon exercise of options.

(7)  Includes 80,000 shares issuable upon exercise of options

(8)  Includes 57,500 shares issuable upon exercise of options

(9)  Includes 25,000 shares issuable upon exercise of options.

(10) Includes 115,300 shares held by Mr. Schad's children under the Uniform Gift to Minors Act, 183,000 shares held by a trust for which Mr. Schad serves as a trustee with no beneficial interest and 25,000 shares issuable upon exercise of options. Also includes 309,000 shares held by Mr. Schad's wife and 250,000 shares issuable upon exercise of a warrant also held by Mr. Schad's wife.

                      OTHER BUSINESS OF THE SPECIAL MEETING

         Management is not aware of any matters to come before the Special Meeting or any postponement or adjournment thereof other than the amendment of the certificate of incorporation. However, inasmuch as matters of which Management is not now aware may come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto, provided that, to the extent the Company becomes aware a reasonable time before the Special Meeting of any matter to come before such meeting, the Company will provide an opportunity to vote by proxy directly on such matter. Upon receipt of such proxies in time for voting, the shares represented thereby will be voted as indicated thereon and as described in this Proxy Statement.

                                  MISCELLANEOUS

         The solicitation of proxies is made on behalf of the Company and all the expenses of soliciting proxies from stockholders will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees may communicate with stockholders personally or by mail, telephone, telegram, or otherwise for the purpose of soliciting such proxies, but in such event no additional compensation will be paid to any such persons for such solicitation. The Company will reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by such persons.


                                              By Order of the Board of Directors

                                          /s/ Lawrence J. Brady
                                              Lawrence J. Brady
                                              Chairman of the Board and
                                              Chief Executive Officer

Monrovia, California
May   , 2001

                        AMERICAN TECHNOLOGIES GROUP, INC.

                 Special Meeting of Stockholders - June 15, 2001

           This Proxy is solicited on behalf of the Board of Directors

         The undersigned stockholder(s) of American Technologies Group, Inc., a Nevada corporation, hereby acknowledge(s) receipt of the Proxy Statement dated May , 2001, and hereby appoint(s) Lawrence J. Brady and Charles McCarthy, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of American Technologies Group, Inc., to be held on June 15, 2001 at 10:00 a.m., Eastern Standard Time, the Capitol Hilton, 16th & K Streets, N.W., Massachusetts Room, Washington, D.C., and at any adjournment or adjournments thereof, and to vote (including cumulatively, if required) all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:


          PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE


     (Continued, and to be signed and dated, on the reverse side.)

AMERICAN TECHNOLOGIES GROUP INC.

     THE DIRECTORS RECOMMEND A VOTE "FOR" ITEM 1


     Vote on Proposals

                                                                                 For      Against      Abstain
1.       Proposal to approve the amendment of the Company's
         certificate of incorporation to increase the authorized
         number of shares of Common Stock to 250,000,000.

2. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.



     The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no directions is made, this proxy will be voted FOR Items 1 and 2. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.


     _______________________                                Date:__________
     Signature

     _______________________                                Date:__________
     Signature (Joint Owners)